EXHIBIT 10.28

April 21, 2011

A.M. Castle & Co.
3400 North Wolf Road
Franklin Park, IL 60131

Re:
Second Amendment to Amended and Restated Credit Agreement, dated as of September 5, 2006 (as previously amended, the "Credit Agreement") among A.M. Castle & Co. (the "U.S. Borrower"), A.M. Castle & Co. (Canada) Inc. (the "Canadian Borrower"), A.M. Castle Metals UK, Limited (the "U.K. Borrower"), certain Subsidiaries of the U.S. Borrower (the "Subsidiary Guarantors"), the Lenders from time to time party thereto, Bank of America, N.A., as U.S. Agent and Bank of America, N.A., Canada Branch, as Canadian Agent

Ladies and Gentlemen:

Reference is made to the Credit Agreement described above, the defined terms of which are incorporated herein by reference.

The parties hereto agree that:

(a)           The following sentence is added at the end of Section 1.03(a) of the Credit Agreement to read as follows:

Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Loan Parties and their Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.

(b)           The first sentence in Section 6.12(a) of the Credit Agreement is amended to read as follows:

U.S. Borrower covenants that at all times the assets of U.S. Borrower and all Subsidiary Guarantors shall constitute at least 95% of Consolidated Total Assets (excluding, for the purposes of this calculation, the assets of Foreign Subsidiaries of U.S. Borrower (except (i) with respect to the Canadian Borrower, so long as the assets of the Canadian Borrower do not constitute more than 20% of Consolidated Total Assets, (ii) with respect to Castle Metals de Mexico, S.A. de C.V., so long as the assets of Castle Metals de Mexico, S.A. de C.V. do not constitute more than 7.5% of Consolidated Total Assets and (iii) with respect to any other Foreign Subsidiaries, so long as the assets of all such Foreign Subsidiaries do not constitute more than 30% of Consolidated Total Assets)) and U.S. Borrower and the Subsidiary Guarantors shall have contributed at least 95% of Consolidated EBITDA (excluding, for the purposes of this calculation, the EBITDA of Foreign Subsidiaries of U.S. Borrower (except (i) with respect to the Canadian Subsidiary, so long as the assets of the Canadian Subsidiary do not constitute more than 20% of Consolidated Total Assets, (ii) with respect to Castle Metals de Mexico, S.A. de C.V., so long as the assets of Castle Metals de Mexico, S.A. de C.V. do not constitute more than 7.5% of Consolidated Total Assets and (iii) with respect to any other Foreign Subsidiaries, so long as the assets of all such Foreign Subsidiaries do not constitute more than 30% of Consolidated Total Assets)) for the four quarters then most recently ended.

This letter agreement shall become effective upon satisfaction of the following conditions precedent: (i) the execution hereof by the Loan Parties, the Required Lenders and the Agents and (ii) receipt by the Agents of a certified copy of an amendment to the Note Agreement, in form and substance reasonably satisfactory to the Agents, incorporating the amendment set forth above into the Note Agreement.

All references in the Credit Agreement and the other Loan Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended hereby.  Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  This letter agreement is a Loan Document.

[signature pages follow]

This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This letter agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

Sincerely,

BANK OF AMERICA, N.A.,
as U.S. Agent

By:	/s/ Linda Lov
Name:	Linda Lov
Title:	AVP

BANK OF AMERICA, N.A., CANADA BRANCH,
as Canadian Agent

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWERS:
A.M. CASTLE & CO.,
a Maryland corporation

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President & CFO

A.M. CASTLE & CO. (CANADA) INC.,
a corporation organized under the laws of the Province of Ontario Canada

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President - Finance, CFO & Treasurer

A.M. CASTLE METALS UK, LIMITED

By:	/s/ Robert J. Perna
Name:	Robert J. Perna
Title:	Secretary

SUBSIDIARY
GUARANTORS:
DATAMET, INC.,
an Illinois corporation

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President & Treasurer

KEYSTONE TUBE COMPANY, LLC,
a Delaware limited liability company

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Treasurer

TOTAL PLASTICS, INC.,
a Michigan corporation

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President

PARAMONT MACHINE COMPANY, LLC,
a Delaware limited liability company

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President

ADVANCED FABRICATING TECHNOLOGY, LLC
a Delaware limited liability company

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President & Treasurer

OLIVER STEEL PLATE CO.
a Delaware corporation

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Treasurer

TRANSTAR INVENTORY CORP.
a Delaware corporation

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President

TRANSTAR METALS CORP.
a Delaware corporation

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President

TRANSTAR MARINE CORP.
a Delaware corporation

By:	/s/ Scott F. Stephens
Name:	Scott F. Stephens
Title:	Vice President

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:
BANK OF AMERICA, N.A.,
as U.S. Lender

By:	/s/ Megan Collins
Name:	Megan Collins
Title:	Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH),
as Canadian Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as U.S. Lender

By:	/s/ Robert E. Whitecotton
Name:	Robert E. Whitecotton
Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as Canadian Lender

By:	/s/ Steve Voigt
Name:	Steve Voigt
Title:	Senior Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
as U.S. Lender

By:	/s/ G. Anthony Coletta
Name:	G. Anthony Coletta
Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION,
as U.S. Lender

By	/s/ Lynn Gosselin
Name:	Lynn Gosselin
Title:	Vice President

FIFTH THIRD BANK,
as U.S. Lender

By:
Name:
Title:

THE NORTHERN TRUST COMPANY,
as U.S. Lender

By:	/s/ Keith L. Burson
Name:	Keith L. Burson
Title:	Vice President